Exhibit 10.8

RACECAR HOLDINGS, LLC

REGISTRATION AGREEMENT

THIS AGREEMENT is made as of May 1, 2006, by and between Racecar Holdings, LLC, a Delaware limited liability company (together with any successor entity thereto, the “Company”), Avista Capital Partners, L.P., a Delaware limited partnership and Avista Capital Partners (Offshore), LP, a Bermuda partnership (together, “Avista”), North American Strategic Partners, L.P., (“Standard Life”), The Northwestern Mutual Life Insurance Company, (“NW”), The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account (“GASA” and together with NW, “Northwestern”), Lincoln National Life Insurance Company (“Lincoln”), Co-Investment Partners 2005, L.P. and Co-Investment Partners (NY), L.P. (together, “Lexington”), Parinvest SAS and Enac Ventures LLC (together, “Euris”), Macro Continental, Inc. (“Macro”) and Boscolo Intervest Limited (“Boscolo”), MKMB Corporation (“MKMB”), certain members of the management who have made an investment in the Company (“Management Investors”, and together with Avista, Northwestern, Standard Life, Lincoln, Lexington, Euris, Macro, Boscolo and MKMB, the “Investors” and each, an “Investor”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.              Demand Registrations.

(a)         Requests for Registration.  Subject to the terms and conditions of this paragraph 1, at any time from and after the date hereof, the holders of at least a majority of the Avista Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), and the holders of at least a majority of the Avista Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as “Demand Registrations”.  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution.  Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of paragraph 1(d) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(b)         Long-Form Registrations.  At any time, and from time to time after the date hereof, the holders of Avista Registrable Securities shall be entitled to request up to five (5) Long-Form Registrations and from and after the date that is one year following the consummation of an initial public offering and subject to paragraphs 1(e) and 3 hereof, the holders of a majority of the Northwestern Registrable Securities shall be entitled to request up to two (2) Long-Form Registrations.  The Company shall pay all Registration Expenses relating to any Long-Form Registration contemplated by this paragraph 1(b) whether or not it has become effective and will use commercially reasonable efforts to cause any Long-Form Registration to be declared effective under the Securities Act as soon as practicable after filing such Long-Form Registration.  A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration.

(c)          Short-Form Registrations.  In addition to the Long-Form Registrations provided pursuant to paragraph 1(b),  at any time, and from time to time after the date hereof, (i) the holders of Avista Registrable Securities, and (ii) from and after the date that is one year following the consummation of an initial public offering and subject to paragraphs 1(e) and 3 hereof, the holders of a majority of the Northwestern Registrable Securities, shall in each case be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses.  Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration.  After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d)         Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities initially requesting such registration.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

(e)          Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration within 120 days after the effective date of a previous Demand Registration.  The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its

Subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or require the Company to disclose any material nonpublic information which could reasonably be likely to be detrimental to the Company and its Subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

(f)           Selection of Underwriters.  The Board shall have the right to select the investment banker(s) and manager(s) to administer the offering.

(g)          Other Registration Rights.  Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in paragraphs 2(c) and 2(d) hereof and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

2.              Piggyback Registrations.

(a)         Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of paragraphs 2(c) and 2(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b)         Piggyback Expenses.  The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c)          Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such

Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(d)         Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration.

(e)          Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, all participating holders of Registrable Securities shall accept the Company’s selection of investment banker(s) and manager(s) for the offering.

(f)           Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

3.              Holdback Agreements.

(a)         Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(b)         The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Units, or any securities convertible into or exchangeable or exercisable for Common Units, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period

(except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.              Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)         prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

(b)         notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)          furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)         use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)          notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

(g)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)         enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(i)             make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j)            otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(k)         in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Units included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

5.              Registration Expenses.

(a)         All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

(b)         In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

(c)          To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.              Indemnification.

(a)         The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, members and managers and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, partners, members and managers and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)         In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)          Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)         The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)          If the indemnification provided for in this paragraph 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if the contribution pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

7.              Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.              Additional Parties; Joinder.  Except as set forth in the definition of “Registrable Securities”, the Company may permit any Person who acquires Common Units or rights to acquire Common Units after the date hereof (the “Acquired Common”) to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a “holder of Registrable Securities” under this Agreement with respect to the Acquired Common.

9.              Definitions.

“Avista Registrable Securities” means (i) any Common Units issued to Avista on or prior to the date hereof, and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Board” shall mean the Company’s board of directors or other managing or governing body, as in effect from time to time.

“Co-Investor” means any Person that is a party to this Agreement as of the date hereof, or becomes a party to this Agreement after the date hereof, other than Avista, Northwestern and the Company.

“Common Units” means the Company’s Class A Common Units, Class B Common Units and Class C Common Units (as defined in the Operating Agreement), as adjusted for any Unit split, Unit dividend or other combination, exchange, conversion, recapitalization, merger, consolidation or reorganization, or, if the Common Units are hereafter changed or exchanged for different Units, interests or securities of the Company, such other Units, interests or securities, and any other Common Units of the Company hereafter issued.

“Northwestern Registrable Securities” means (i) any Common Units issued to Northwestern on or prior to the date hereof, and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Other Registrable Securities” means (i) any Common Units issued to any Co-Investor on or prior to the date hereof, and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Registrable Securities” means Avista Registrable Securities, Northwestern Registrable Securities and Other Registrable Securities.  As to any particular Registrable Securities, such securities shall cease to be Avista or Northwestern or Other Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

10.       Miscellaneous.

(a)         Selection of Investment Bankers.  Except as otherwise provided herein in connection with Demand Registrations, the selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities must be approved by the holders of a majority of the Registrable Securities, which approval shall not be unreasonably withheld.

(b)         No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(c)          Adjustments Affecting Registrable Securities.  The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

(d)         Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(e)          Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities; provided, that (i) any such amendment or waiver that would have a material and adverse effect on any holder of Registrable Securities (other than a Management Investor) shall also require the prior consent of such holder; provided, further that any such amendment or waiver that would have treat a holder or group of holders of Registrable Securities (other than a Management Investor) in a manner differently from any other holders of Registrable Securities (other than a Management Investor) shall also require the consent of such holder or the holders of a majority of the Registrable Securities held by the group adversely treated; and (ii) any such amendment or waiver that would have a material and adverse effect on any Management Investor shall require the prior consent of the chief executive officer of the Company (the “Chief Executive Officer”), in such person’s capacity as representative of all Management Investors. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(f)           Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities; provided that if any holder of Registrable Securities which is a limited partnership or limited liability company distributes any Registrable Securities to its partners or members after the Company has effected a registered public offering of the Common Units under the Securities Act, such transferees of Registrable Securities shall no longer be subject to the provisions of paragraph 3(a) hereof.

(g)          Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h)         Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)             Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j)            Governing Law.  The limited liability law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders.  All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(k)         Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.  Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors attached hereto and to the Company at the address indicated below:

Racecar Holdings, LLC

c/o Avista Capital Partners, L.P.

65 East 55th Street - 18th Floor

New York, NY  10022

Facsimile:  (212) 593-6921

Attention:  David Burgstahler

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(l)             Mutual Waiver of Jury Trial.  As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

*     *     *     *    *

IN WITNESS WHEREOF, the undersigned have executed this Registration Agreement as of the date first written above.

RACECAR HOLDINGS, LLC

By:
Name:
Title:

AVISTA CAPITAL PARTNERS, L.P.

By:
Name:
Title:

AVISTA CAPITAL PARTNERS (OFFSHORE), LP

By:
Name:
Title:

Signature Page to
Registration Agreement

NORTH AMERICAN STRATEGIC PARTNERS, L.P.

By:
Name:
Title:

Signature Page to
Registration Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:
Name:
Title:

Signature Page to
Registration Agreement

LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:
Name:
Title:

Signature Page to
Registration Agreement

CO-INVESTMENT PARTNERS 2005, L.P.

By:	CIP Partners II, LLC, its general partner

	By:	Lexington Advisors Inc., managing member

By:
		Name:	Bart D. Osman
		Title:	Executive Vice President

CO-INVESTMENT PARTNERS (NY), L.P.

By:	CIP Partners II, LLC, its general partner

	By:	Lexington Advisors Inc., managing member

By:
		Name:	Bart D. Osman
		Title:	Executive Vice President

Signature Page to
Registration Agreement

PARINVEST SAS

By:
Name:	Didier Leveque
Title:	President

ENAC VENTURES LLC

By:
Name:	Joel Ornstein
Title:	Member

Signature Page to
Registration Agreement

MACRO CONTINENTAL, INC.

By:
Name:
Title:

Signature Page to
Registration Agreement

BOSCOLO INTERVEST LIMITED

By:
Name:
Title:

Signature Page to
Registration Agreement

MKMB CORPORATION

By:
Name:
Title:

Signature Page to
Registration Agreement

[MANAGEMENT INVESTORS]

Signature Page to
Registration Agreement

SCHEDULE OF INVESTORS

If to Avista:

Avista Capital Partners, L.P.
65 East 55th Street, 18th Floor
New York, NY 10022
Attention:  David Burgstahler
Telecopier No.:  (212) 593-6921

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
Citigroup Center, 39th Floor
153 East 53rd Street
New York, NY 10022
Attention:  Adrian van Schie
Telecopier No.:  (212) 446-4900

If to Standard Life:

North American Strategic Partners, L.P.

Standard Life Investments (USA) Ltd.

John J. Guinee

One Beacon Street, 34th floor

Boston, MA 02108-3106

with a copy to (which shall not constitute notice):

Alison T Bomberg

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

If to Northwestern:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention:  Timothy S. Collins
Telecopier No.: (414) 665-7124

and

Attention:  Matthew E. Gabrys, Esq.
Telecopier No.: (414) 625-2458

If to Lincoln:

The Lincoln National Life Insurance Company

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 40-146

Philadelphia, PA 19103

Attention: Richard Corwin

Telecopier No.: (215) 255-1296

If to Lexington:

Lexington Partners

660 Madison Avenue

23rd Floor

New York, NY 10021

Attention: Bart Osman

Telecopier No.: (212) 754-1494

with a copy to (which shall not constitute notice):

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Shari K. Krouner

Telecopier No. (212) 715-8222

If to Euris:

PARINVEST c/o RALLYE

9 Avenue Matignon 2nd Floor

75008 Paris
Attention: Louis Duquesne

If to Macro:

Macro Continental Inc.

c/o AGROSA

Apartado Postal 4353

Antiguo Edificio Aceitera Corona

Del Cem. Gnl. 2 Cuadras al Este

Managua, Nicaragua

e-mail:	jigonzalez@kromny.com
cgonzalez@kromny.com
agonzalez@kromny.com

If to Boscolo:

Boscolo Intervest Limited

Residencial Acrópolis
Calle Jaboncillo de Apartamentos Terranova
600 metros Sur Oeste y 200 Este
Escazú, Costa Rica
e-mail: jjmontealegre@sigmas.net

If to MKMB:

MKMB Corporation

17 N. Loomis
Suite #1A
Chicago, IL 60607
Attention:  Marc B. Brooks

Chairman and CEO

If to Management Investors:

c/o WideOpenWest Networks, LLC
7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111

EXHIBIT A

REGISTRATION AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of                                      (as the same may hereafter be amended, the “Registration Agreement”), among                                         , a                      corporation (the “Company”) and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s          shares of [Common Units] shall be included as Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the        day of                         , 200    .

Signature of Unitholder

Print Name of Unitholder